Exhibit 99.1



                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report on Form 10-K of Toys "R" Us, Inc. (the "Company") for the fiscal year ended February 1, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John H. Eyler, Jr., Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

            2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                          /s/ John H. Eyler, Jr.
                          ---------------------------------
                          Name:  John H. Eyler, Jr.
                          Title: Chairman, President and Chief Executive Officer
                          Date:  April 30, 2003

A signed original of this written statement required by Section 906 has been provided to Toys "R" Us, Inc. and will be retained by Toys "R" Us, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.